Exhibit 10.1

                                ZYTEC CORPORATION
                     FIRST AMENDMENT AND CONSENT TO NOTE AND
                           WARRANT PURCHASE AGREEMENT


BMO Nesbitt Burns Capital (U.S.), Inc.
111 West Monroe Street
20th Floor
Chicago, Illinois 60603

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601


Ladies and Gentlemen:

         Reference is hereby made to that certain Note and Warrant Purchase Agreement made as of December 23, 1996, as heretofore and hereafter amended (as so amended, the "Purchase Agreement"), among the undersigned, Zytec Corporation, a Minnesota Corporation (the "Company"), and you (the "Lender") and the "Note" and related documents referenced therein. All defined terms used herein shall have the same meaning as in the Purchase Agreement unless otherwise defined herein.

         The Company has recently entered into a Fourth Amendment to Credit Agreement, dated as of July 23, 1997 (the "Fourth Amendment to Credit Agreement"), in connection with financing provided to the Company by Harris Trust & Savings Bank and Firstar Bank of Minnesota, National Association. A copy of the Fourth Amendment to Credit Agreement is attached hereto as Exhibit A.

         The Company has requested that the Lender acknowledge, affirm and approve the Fourth Amendment to Credit Agreement and the terms contained therein, and the Lender is willing to do so under the terms and conditions set forth in this Amendment.

         1. ACKNOWLEDGMENT AND CONSENT.

         The Lender does hereby acknowledge, affirm, approve and consent to the terms of the Fourth Amendment to Credit Agreement. The Lender further acknowledges that the Purchase Agreement, Note and related documents remain in full force and effect as of today's date.

         2. REPRESENTATIONS.

         In order to induce the Lender to execute and deliver this Amendment, the Company hereby represents to the Lender that as of the date hereof, the Company is in full compliance with all of the terms and conditions of the Purchase Agreement and no Event of Default has occurred and is continuing under the Purchase Agreement or shall result after giving effect to this Amendment.

         3. MISCELLANEOUS.

         (a) Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Purchase Agreement itself, the Note or any communication issued or made pursuant to or with respect to the Purchase Agreement or the Note, any reference to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.

         (b) This Amendment may be executed in any number of counterparts and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Minnesota.

         Upon acceptance hereof by the Agent and the Lenders in the manner hereinafter set forth, this Amendment shall be contracted between us for the purposes hereinabove set forth.

         Dated as of this 31 day of July, 1997.

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                                       ZYTEC CORPORATION


                                       By:  /s/ John B. Rogers
                                       ----------------------------
                                          Its Vice President Finance & Treasurer

         Accepted and agreed to as of the day and year last above written.

                                       BMO NESBITT BURNS CAPITAL (U.S.), INC.

                                       By:  /s/  William C. Morro
                                       ----------------------------
                                          Its President

                                                       EXHIBIT A TO EXHIBIT 10.1

                                ZYTEC CORPORATION

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

Firstar Bank of Minnesota,
    National Association
Bloomington, Minnesota


Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of May 30, 1996, as amended through the Third Amendment thereto dated as of December 23, 1996 (as so amended, THE "CREDIT AGREEMENT") among the undersigned, Zytec Corporation, a Minnesota corporation (the "COMPANY"), and (the "LENDERS") and Harris Trust and Savings Bank, as agent for the Lenders (the "AGENT"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

 The Company has requested that the Lenders amend certain Sections of the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

         1. AMENDMENTS.

         Upon the execution of this Amendment by the Company, the Lenders and the Agent, the Credit Agreement shall be amended as follows:

                  1.1 The definition of "Termination Date" appearing in Section
         4.1 of the Credit Agreement is hereby amended by deleting the date "May 30, 1999" appearing therein and substituting therefor the date "May 30, 2000."

                  1.2 Section 7.13 of the Credit Agreement is hereby amended by deleting the amount "$4,000,000" appearing therein and substituting therefor the amount "$8,000,000."

                  1.3 Section 7.14 of the Credit Agreement is hereby amended by deleting the amount "$13,500,000" appearing therein and substituting therefor the amount "$20,000,000."

                  1.4 Section 7.15(a) of the Credit Agreement is hereby amended by deleting the amount "$8,000,000" appearing therein and substituting therefor the amount "$12,000,000."

                  1.5. Section 7.17 of the Credit Agreement is hereby amended by
         (A) deleting the "." appearing at the end thereof and substituting therefor "; and" and (B) inserting immediately thereafter new subsection (g) as follows:

                  "(g)loans from the Company to certain of its suppliers in the aggregate principal amount not to exceed $140,000."

         2. REPRESENTATIONS.

         In order to induce the lenders to execute and deliver this amendment, the Company hereby represents to the lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

         3. MISCELLANEOUS.

         (a) Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (b) This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Upon acceptance hereof by the Agent and the Lenders in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

Dated as of this 23rd day of July, 1997, but retroactively effective as of the 29th day of June, 1997.

                                      ZYTEC CORPORATION

                                      By:  /s/ John B. Rogers
                                         Its: Vice President Finance & Treasurer

Accepted and agreed to as of the day and year last above written.

                                      HARRIS TRUST AND SAVINGS BANK
                                         individually and as Agent

                                      By:  /s/ Catherine C. Ciolek
                                         Its: Vice President

                                      FIRSTAR BANK OF MINNESOTA,
                                         NATIONAL ASSOCIATION

                                      By:  /s/ Karen S. Paris
                                      Its: Vice President